Exhibit 99.1
Sumo Logic Announces Second Quarter Fiscal 2022 Financial Results
Second quarter revenue grew 19% year-over-year to $58.8 million
Named a Visionary in the 2021 Gartner Magic Quadrant for Security Information and Event Management (SIEM)

REDWOOD CITY, CA. — September 9, 2021 — Sumo Logic (Nasdaq: SUMO), a pioneer of continuous intelligence, today announced financial results for the second quarter of its fiscal 2022, ended July 31, 2021.

“This quarter we saw continued momentum in our business as new and current customers adopt our Continuous Intelligence platform for a broad range of Observability and Security use cases,” said Ramin Sayar, president and CEO of Sumo Logic. "We will continue to invest in platform expansion and expanded routes to market to position us to capture the significant opportunity created by digital transformation and cloud migration.”

Second Quarter Fiscal 2022 Financial Highlights
•Revenue was $58.8 million, an increase of 19% year-over-year
•Revenue, excluding our largest revenue customer, was $54.9 million, an increase of 21% year-over-year
•GAAP gross margin was 66%; non-GAAP gross margin was 72%
•GAAP operating loss was $32.9 million; GAAP operating margin was (56)%
•Non-GAAP operating loss was $12.4 million; non-GAAP operating margin was (21)%
•GAAP net loss was $32.0 million or $0.30 per share
•Non-GAAP net loss was $11.5 million or $0.11 per share
•Net cash used in operating activities was $4.5 million; free cash flow was $(5.6) million
•Cash and cash equivalents and marketable securities were $371.7 million as of July 31, 2021

Recent Highlights
•Recognized as a Visionary in Gartner's 2021 Magic Quadrant for SIEM, which positions vendors according to their ability to execute and the completeness of their vision.
•Announced the general availability of Sumo Logic Cloud SOAR to help enterprises modernize the security operations center (SOC). Sumo Logic Cloud SOAR improves SOC productivity, increases visibility, enhances incident response, and helps security professionals make insightful decisions.
•Closed our acquisition of Sensu, Inc. (Sensu), a leader in open source monitoring. The addition of Sensu accelerates Sumo Logic's observability strategy by providing customers with an affordable and scalable end-to-end solution for infrastructure and application monitoring.
•Announced new capabilities as part of its Observability solution, including Real User Monitoring and Span Analytics, designed to help DevOps and site reliability engineer teams identify and resolve customer-impacting issues faster, reduce application downtime, and optimize application performance.
•Announced a partnership with SYNNEX, a leading distributor, to deliver a customizable cloud-native security practice leveraging Sumo Logic’s Practice Builder program to enable customers to get real-time analytics and security insights into applications and infrastructure across their on-premises and cloud environments.
•Announced the availability of Sumo Logic’s Continuous Intelligence Platform™ on Red Hat Marketplace, operated by IBM, allowing companies to purchase its cloud-native security and observability solutions that are running on the Red Hat OpenShift platform.
•Announced the appointment of Margaret Francis to our Board of Directors. Francis brings deep experience leading product and engineering strategy for high growth software companies across SaaS, PaaS, data and developer technologies. Her expertise will help guide Sumo Logic’s product and engineering strategy to further serve the DevSecOps market opportunity.
•Sumo Logic will host its 5th annual user conference, Illuminate, from September 28-29, 2021, a free virtual event. Illuminate is a premier global education user conference that brings together our customers with thought leaders in IT operations, development and operations, and security.

Financial Outlook
For the third quarter of fiscal 2022, Sumo Logic expects:
•Total revenue between $60.3 million and $61.3 million, representing 16% to 18% growth year over year
•Revenue, excluding our largest revenue customer, between $56.1 million and $57.1 million, representing 17% to 19% growth year over year
•Non-GAAP operating loss of $15.5 million to $15.0 million; non-GAAP operating margin of (26)% to (24)%
•Non-GAAP net loss per share of $0.14 on approximately 110.2 million weighted average shares outstanding
For the full fiscal year 2022, Sumo Logic expects:
•Total revenue between $236.8 million and $238.8 million, representing 17% to 18% growth year over year
•Revenue, excluding our largest revenue customer, between $221.2 million and $223.2 million, representing 18% to 19% growth year over year
•Non-GAAP operating loss of $55.5 million to $54.5 million; non-GAAP operating margin of (23)%
•Non-GAAP net loss per share of $0.52 to $0.51 on approximately 108.3 million weighted average shares outstanding
These statements are forward-looking and actual results may differ materially. Please refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Guidance for non-GAAP financial measures excludes stock-based compensation expense and related employer payroll taxes, amortization of acquired intangible assets, and acquisition-related expenses. We have not provided the most directly comparable GAAP measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP operating loss and non-GAAP net loss per share is not available without unreasonable effort. Refer to Non-GAAP Financial Measures below.

Conference Call Details
The company will host a conference call and live webcast on Thursday, September 9, 2021, at 1:30 p.m. Pacific time (4:30 p.m. Eastern time). The news release with the financial results will be accessible on Sumo Logic’s investor relations website at investor.sumologic.com prior to the conference call. To access the conference call, dial (877) 407-0784 from the United States or (201) 689-8560 internationally and reference the company name and conference title. Following the completion of the call, a replay will be available for approximately two weeks. The replay can be accessed by dialing (844) 512-2921 from the United States or (412) 317-6671 internationally and using the recording passcode 13722497. A live webcast and replay of the conference call can also be accessed from the Sumo Logic Investor Relations website at investor.sumologic.com.

Supplemental Financial and Other Information
Supplemental financial and other information can be accessed through Sumo Logic’s investor relations website at investor.sumologic.com. Sumo Logic uses the investor relations section on its website as the means of complying with its disclosure obligations under Regulation FD. Accordingly, we recommend that investors should monitor Sumo Logic’s investor relations website in addition to following Sumo Logic’s press releases, SEC filings and social media.

Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance. We use the following non-GAAP financial measures, collectively, to evaluate our ongoing operations and for internal planning and forecasting purposes, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance. We believe that non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, may be helpful to investors because they provide consistency and comparability with past financial performance and meaningful supplemental information regarding our performance by excluding certain items that may not be indicative of our business, results of operations, or outlook. The non-GAAP financial measures are presented for supplemental informational purposes only, have limitations as analytical tools, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP and may be different from similarly-titled non-GAAP financial measures used by other companies. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business, which it includes in press releases announcing quarterly financial results, including this press release.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss and non-GAAP net loss per share: We define these non-GAAP financial measures as their respective GAAP measures, excluding expenses related to stock-based compensation expense and related employer taxes on equity, amortization of acquired intangibles, and acquisition-related expenses. We use these non-GAAP financial measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies, and to communicate with our board of directors concerning our financial performance.
Free cash flows: We define free cash flow as cash used in operating activities less purchases of property and equipment and capitalized internal-use software costs. We believe free cash flow is a useful indicator of liquidity that provides our management, board of directors, and investors with information about our future ability to generate or use cash to enhance the strength of our balance sheet and further invest in our business and pursue potential strategic initiatives.
Please see the reconciliation tables at the end of this release for the reconciliation of GAAP and non-GAAP results.

Forward-Looking Statements
This press release contains express and implied forward-looking statements including but not limited to, statements regarding our GAAP and non-GAAP guidance for the third fiscal quarter and full fiscal year 2022, the expected benefits and impact of the acquisition of Sensu, Inc. to Sumo Logic and its customers, and expectations regarding the benefits of our offerings, our growth strategy and investments, our market opportunity, and our ability to achieve success. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to our ability to realize the anticipated benefits from our acquisitions, our ability to successfully integrate the product offerings of Sensu with our own and to achieve customer acceptance of those offerings, our ability to achieve and maintain future profitability, our ability to attract new customers and retain and sell additional functionality and services to our existing customers, our ability to sustain and manage our growth, our ability to successfully add new features and functionality to our platform, our ability to compete effectively in an increasingly competitive market, and general market, political, economic, and business conditions, including the impact of COVID-19, and other risks detailed in our Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2021, filed with the Securities and Exchange Commission (SEC) on June 4, 2021, and other filings and reports that we may file from time to time with the SEC. Additional information will be made available in our Quarterly Report on Form 10-Q for the quarter ended July 31, 2021 that will be filed with the SEC, which should be read in conjunction with this press release and the financial results included herein.
Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release. We anticipate that subsequent events and developments could cause our views to change. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Sumo Logic
Sumo Logic, Inc. (Nasdaq: SUMO), is the pioneer in continuous intelligence, a new category of software, which enables organizations of all sizes to address the data challenges and opportunities presented by digital transformation, modern applications, and cloud computing. The Sumo Logic Continuous Intelligence Platform™ automates the collection, ingestion, and analysis of application, infrastructure, security, and IoT data to derive actionable insights within seconds. More than 2,100 customers around the world rely on Sumo Logic to build, run, and secure their modern applications and cloud infrastructures. Only Sumo Logic delivers its platform as a true, multi-tenant SaaS architecture, across multiple use-cases, enabling businesses to thrive in the Intelligence Economy. For more information, visit www.sumologic.com.
For more information, please contact:

Investor Relations Contact
Paul Thomas
pthomas@sumologic.com
(650) 214-3847
Media Contact
Melissa Liton
mliton@sumologic.com
(650) 814-3882

Sumo Logic, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2021	2020	2021	2020
Revenue	$58,841	$49,415	$113,060	$96,617
Cost of revenue	19,778	14,113	35,173	28,539
Gross profit	39,063	35,302	77,887	68,078
Operating expenses:
Research and development	23,861	15,304	44,304	33,003
Sales and marketing	31,457	24,174	61,735	53,630
General and administrative	16,670	7,512	31,243	16,589
Total operating expenses	71,988	46,990	137,282	103,222
Loss from operations	(32,925)	(11,688)	(59,395)	(35,144)
Interest and other income (expense), net	69	(155)	53	73
Interest expense	(3)	(205)	(89)	(364)
Loss before provision for income taxes	(32,859)	(12,048)	(59,431)	(35,435)
Provision (benefit) for income taxes	(810)	169	(468)	347
Net loss	$(32,049)	$(12,217)	$(58,963)	$(35,782)

Net loss per share, basic and diluted	$(0.30)	$(0.66)	$(0.56)	$(1.93)

Weighted-average shares used to compute net loss per share, basic and diluted	107,884	18,649	105,990	18,522

Sumo Logic, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	July 31, 2021	January 31, 2021
Assets
Current assets:
Cash and cash equivalents	$96,583	$404,140
Marketable securities, current	192,652	—
Accounts receivable, net	30,766	44,761
Prepaid expenses	6,963	10,509
Deferred sales commissions, current	14,163	12,790
Other current assets	2,242	3,110
Total current assets	343,369	475,310
Marketable securities, noncurrent	82,454	—
Property and equipment, net	5,098	4,156
Operating lease right-of-use assets	8,210	—
Goodwill	97,184	50,672
Acquired intangible assets, net	35,030	10,656
Deferred sales commissions, noncurrent	28,809	27,857
Other assets	1,659	1,856
Total assets	$601,813	$570,507
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,711	$4,832
Accrued expenses and other current liabilities	20,284	23,316
Operating lease liabilities, current	4,608	—
Deferred revenue, current	108,035	102,625
Total current liabilities	139,638	130,773
Operating lease liabilities, noncurrent	4,666	—
Deferred revenue, noncurrent	4,687	4,076
Other liabilities	5,600	4,246
Total liabilities	154,591	139,095
Stockholders’ equity:
Common stock	11	10
Additional paid-in-capital	904,076	829,238
Accumulated other comprehensive loss	(111)	(45)
Accumulated deficit	(456,754)	(397,791)
Total stockholders’ equity	447,222	431,412
Total liabilities and stockholders’ equity	$601,813	$570,507

Sumo Logic, Inc.
Condensed Consolidated Statement of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2021	2020	2021	2020
Cash flows from operating activities
Net loss	$(32,049)	$(12,217)	$(58,963)	$(35,782)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,563	2,037	5,607	4,072
Amortization of deferred sales commissions	3,764	2,730	7,165	5,214
Accretion (amortization) of marketable securities purchased at a premium (discount)	801	—	1,367	—
Stock-based compensation, net of amounts capitalized	14,057	4,656	26,190	9,723
Non-cash operating lease cost	1,032	—	2,094	—
Other	(1,069)	77	(1,046)	82
Changes in operating assets and liabilities
Accounts receivable	13,880	(5,554)	14,717	(2,461)
Prepaid expenses	2,953	597	3,545	3,258
Other assets	242	(70)	1,386	180
Deferred sales commissions	(3,832)	(3,980)	(9,490)	(6,918)
Accounts payable	170	(2,089)	1,553	(992)
Accrued expenses and other current liabilities	(2,773)	2,023	(4,068)	170
Deferred revenue	(4,291)	(6,235)	4,886	(6,133)
Operating lease liabilities	(1,113)	—	(2,247)	—
Other noncurrent liabilities	127	1,242	47	1,681
Net cash used in operating activities	(4,538)	(16,783)	(7,257)	(27,906)
Cash flows from investing activities
Purchases of marketable securities	(24,122)	—	(291,670)	—
Maturities of marketable securities	13,650	—	15,208	—
Purchases of property and equipment	(1,054)	(175)	(1,301)	(190)
Capitalized internal-use software costs	—	(488)	—	(959)
Cash paid for acquisitions, net of cash and restricted cash acquired	(40,297)	—	(40,297)	—
Net cash used in investing activities	(51,823)	(663)	(318,060)	(1,149)
Cash flows from financing activities
Proceeds from borrowings	—	—	—	24,250
Payments of deferred offering costs	—	(262)	(93)	(556)
Proceeds from employee stock purchase plan	4,725	—	4,725	—
Proceeds from exercise of common stock options	5,308	1,252	13,327	2,123
Cash paid for holdback consideration in connection with acquisitions	—	(100)	—	(100)
Net cash provided by financing activities	10,033	890	17,959	25,717
Effect of exchange rate changes on cash and cash equivalents	(140)	233	(149)	(58)
Change in cash and cash equivalents and restricted cash	(46,468)	(16,323)	(307,507)	(3,396)
Cash and cash equivalents and restricted cash:
Beginning of period	143,401	114,740	404,440	101,813
End of period	$96,933	$98,417	$96,933	$98,417

Sumo Logic, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2021	2020	2021	2020
Reconciliation of gross profit and gross margin
GAAP gross profit	$39,063	$35,302	$77,887	$68,078
Add: Stock-based compensation and related employer payroll tax	193	39	366	101
Add: Amortization of acquired intangible assets	3,006	1,706	4,543	3,411
Add: Acquisition-related expenses	54	—	54	—
Non-GAAP gross profit	$42,316	$37,047	$82,850	$71,590
GAAP gross margin	66%	71%	69%	70%
Non-GAAP gross margin	72%	75%	73%	74%

Reconciliation of operating expenses
GAAP research and development	$23,861	$15,304	$44,304	$33,003
Less: Stock-based compensation and related employer payroll tax	(6,103)	(1,849)	(10,961)	(3,878)
Less: Acquisition-related expenses	(238)	—	(238)	—
Non-GAAP research and development	$17,520	$13,455	$33,105	$29,125

GAAP sales and marketing	$31,457	$24,174	$61,735	$53,630
Less: Stock-based compensation and related employer payroll tax	(4,291)	(1,589)	(8,013)	(3,116)
Less: Amortization of acquired intangible assets	(83)	—	(83)	—
Less: Acquisition-related expenses	(86)	—	(86)	—
Non-GAAP sales and marketing	$26,997	$22,585	$53,553	$50,514

GAAP general and administrative	$16,670	$7,512	$31,243	$16,589
Less: Stock-based compensation and related employer payroll tax	(3,906)	(1,179)	(8,094)	(2,628)
Less: Acquisition-related expenses	(2,540)	—	(3,756)	—
Non-GAAP general and administrative	$10,224	$6,333	$19,393	$13,961

Reconciliation of operating loss and operating margin
GAAP loss from operation	$(32,925)	$(11,688)	$(59,395)	$(35,144)
Add: Stock-based compensation and related employer payroll tax	14,493	4,656	27,434	9,723
Add: Amortization of acquired intangible assets	3,089	1,706	4,626	3,411
Add: Acquisition-related expenses	2,918	—	4,134	—
Non-GAAP operating loss	$(12,425)	$(5,326)	$(23,201)	$(22,010)
GAAP operating margin	(56)%	(24)%	(53)%	(36)%
Non-GAAP operating margin	(21)%	(11)%	(21)%	(23)%

Reconciliation of net loss
GAAP net loss	$(32,049)	$(12,217)	$(58,963)	$(35,782)
Add: Stock-based compensation and related employer payroll tax	14,493	4,656	27,434	9,723
Add: Amortization of acquired intangible assets	3,089	1,706	4,626	3,411
Add: Acquisition-related expenses	2,918	—	4,134	—
Non-GAAP net loss	$(11,549)	$(5,855)	$(22,769)	$(22,648)
GAAP net loss per share	$(0.30)	$(0.66)	$(0.56)	$(1.93)
Non-GAAP net loss per share	$(0.11)	$(0.31)	$(0.21)	$(1.22)
Weighted average shares outstanding, basic and diluted	107,884	18,649	105,990	18,522

Reconciliation of cash used in operating activities to free cash flow
GAAP cash used in operating activities	$(4,538)	$(16,783)	$(7,257)	$(27,906)
Less: Capital expenditures	(1,054)	(175)	(1,301)	(190)
Less: Capitalized internal-use software costs	—	(488)	—	(959)
Free cash flow	$(5,592)	$(17,446)	$(8,558)	$(29,055)